UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (date of earliest event reported):
October 6, 2003

SBS TECHNOLOGIES, INC.

(Exact Name of Registrant as Specified in Charter)

New Mexico	1-10981	85-0359415

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2400 Louisiana Blvd., NE AFC Bldg. 5-600
Albuquerque, New Mexico 87110
(Address of Principal Executive Offices, including zip code)

(505) 875-0600
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

          (c) Exhibits

Exhibit Number	Description

99.1	Press Release, dated October 6, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The following information is intended to be included under “Item 12. Results of Operations and Financial Condition” and is included under this Item 9 in accordance with SEC Release No. 33-8216.

On October 6, 2003, SBS Technologies, Inc. (the “Company”) issued a press release to update information previously issued August 12, 2003, regarding anticipated financial results for the quarter ended September 30, 2003. The Company’s press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

The information in this Current Report on Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.
Dated: October 6, 2003
	By:	/S/ JAMES E. DIXON, JR

James E. Dixon, Jr. Executive Vice President Chief Financial Officer; and Treasurer

Exhibit Index

Exhibit
Number	Description

99.1	Press Release, dated October 6, 2003